File No. 33-60317
CIK #896977


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 2


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



     Van Kampen American Capital Equity Opportunity Trust, Series 15
                          (Exact Name of Trust)


             Van Kampen American Capital Distributors, Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


Van Kampen American Capital Distributors, Inc. Chapman and Cutler
Attention:  Don G. Powell                      Attention: Mark J. Kneedy
One Parkview Plaza                             111 West Monroe Street
Oakbrook Terrace, Illinois 60181               Chicago, Illinois 60603

            (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on April 24, 1997 pursuant to paragraph (b) of Rule 485.

Van Kampen American Capital Equity Opportunity Trust, Series 15

PROSPECTUS PART ONE

NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.Please retain both parts of this Prospectus for future reference.

THE TRUST

 The Central Equity Trust, Worldwide Series 2 (the "Trust" or "
Central Equity Trust" ) is one unit investment trust in the Van Kampen American Capital Equity Opportunity Trust, Series 15 (the "Fund" ). The Central Equity Trust, Worldwide Series offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of equity securities issued primarily by domestic and foreign electric, gas, water and telecommunications companies, certain of which are in American Depositary Receipt form ("ADRs" ). The Trust also contains equity securities issued by real estate investment trusts ("REITs" ).
Unless terminated earlier, the Trust will terminate on July 1, 2002 and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

PUBLIC OFFERING PRICE

The secondary market Public Offering Price of the Trust will include the aggregate underlying value of the Securities in the Trust, the applicable sales charge as described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. See "Summary of Essential Financial Information" .

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is April 16, 1997

CENTRAL EQUITY TRUST, WORLDWIDE SERIES 2
Van Kampen American Capital Equity Opportunity Trust, Series 15
Summary of Essential Financial Information
As of March 5, 1997

Underwriter & Supervisor:  Edward Jones
                 Sponsor:  Van Kampen American Capital Distributors, Inc.
               Evaluator:  American Portfolio Evaluation Services
                           (A division of an affiliate of the Sponsor)
                 Trustee:  The Bank of New York

                                                                                                          Central
                                                                                                           Equity
                                                                                                            Trust
                                                                                                        Worldwide
                                                                                                   --------------
General Information
Number of Units...................................................................................        797,127
Fractional Undivided Interest in the Trust per Unit ..............................................      1/797,127
Public Offering Price: ...........................................................................
 Aggregate Value of Securities in Portfolio <F1>.................................................. $   17,222,924
 Aggregate Value of Securities per Unit (including accumulated dividends)......................... $        21.81
 Sales Charge 4.4% (4.6030% of Aggregate Value of Securities excluding principal cash) per Unit... $         1.01
 Public Offering Price per Unit <F2>.............................................................. $        22.82
Redemption Price per Unit......................................................................... $        21.81
Secondary Market Repurchase Price per Unit........................................................ $        21.81
Excess of Public Offering Price per Unit Over Redemption Price per Unit........................... $         1.01

Supervisor's Annual Supervisory Fee...Maximum of $.005 per Unit
Evaluator's Annual Fee ...............Maximum of $.005 per Unit
                                      Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00
                                      P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New
                                      York of Units tendered for redemption.
Date of Deposit.......................July 25, 1995
Mandatory Termination Date............July 1, 2002
                                      The Trust may be terminated if the net asset value of such Trust is less than $500,000 unless the net asset value of such Trust deposits has exceeded $15,000,000, then the Trust
Minimum Termination Value.............Agreement may be terminated if the net asset value of such Trust is less than $3,000,000.

Special Information......................................
Calculation of Estimated Net Annual Dividends per Unit...
 Estimated Gross Annual Dividends per Unit............... $   .91158
 Less: Estimated Expenses per Unit....................... $   .04314
 Estimated Net Annual Dividends per Unit................. $   .86844

Trustee's Annual Fee...........................$.016 per Unit
Estimated Annual Organizational Expenses<F5>...$.0174 per Unit
Income Distribution Record Date................TENTH day of March, June, September, and December.
Income Distribution Date.......................TWENTY-FIFTH day of March, June, September and December.
Capital Account Record Date....................TENTH day of December.
Capital Account Distribution Date <F4>.........TWENTY-FIFTH day of December.

----------

<F1>Equity Securities listed on a national securities exchange are valued at the closing sale price, or if no such price exists, or if the Equity Securities are not listed, at the closing bid price thereof. The aggregate value of Securities of foreign issuers represents the U.S. dollar value on the basis of the bid side value of the related currency exchange rates at the Evaluation Time.

<F2>Anyone ordering Units will have added to the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.

<F3>Effective on each July 28, commencing July 28, 1996, the secondary sales charge will decrease by .5 of 1% to a minimum sales charge of 1.9%. See " Public Offering-Offering Price" in Part Two.

<F4>Distributions from the Capital Account will be made on the Income Distribution
Date to Unitholders of record on the corresponding Income Distribution Record
Date if the amount available for distribution equals at least $1.00 per 100
Units.

<F5>The Trust (and therefore Unitholders) will bear all or a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over a five year period. See "Expenses of the Trust" in Part Two and "Statement of Condition." Historically, the sponsors of unit investment trusts have paid all the costs of establishing such trusts.

PORTFOLIO

The Central Equity Trust, Worldwide consists of 35 different issues of Equity Securities, issued primarily by domestic and foreign electric, gas, water and telecommunications companies.

PER UNIT INFORMATION

                                                                                                            1995<F1>    1996
                                                                                                            ----------- -----------
Net asset value per Unit at beginning of period............................................................ $     20.11 $     21.42
                                                                                                            =========== ===========
Net asset value per Unit at end of period.................................................................. $     21.42 $     21.33
                                                                                                            =========== ===========
Distributions to Unitholders of investment income including accumulated dividends, paid on units redeemed
(average Units outstanding for entire period).............................................................. $      0.31 $      1.29
                                                                                                            =========== ===========
Distributions to Unitholders from Equity Security redemption proceeds (average Units outstanding for
entire period)............................................................................................. $        -- $      1.60
                                                                                                            =========== ===========
Unrealized appreciation (depreciation) of Equity Securities (per Unit outstanding at end of period)........ $      1.40 $      1.31
                                                                                                            =========== ===========
Units outstanding at end of period.........................................................................     550,000     764,000

----------
For the period from July 25, 1995 (date of deposit) through December 31, 1995.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Central Equity Trust, Worldwide Series 2: (Van Kampen American Capital Equity Opportunity Trust, Series15):

We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of the Central Equity Trust, Worldwide Series 2 (Van Kampen American Capital Equity Opportunity Trust, Series15) as of December 31, 1996, and the related statements of operations and changes in net assets for the period from July 25, 1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Central Equity Trust, Worldwide Series 2 (Van Kampen American Capital Equity Opportunity Trust, Series15) as of December 31, 1996, and the results of operations and changes in net assets for the period from July 25,1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Chicago, Illinois
March 14, 1997

CENTRAL EQUITY TRUST, WORLDWIDE
SERIES 2
Statements of Condition
December 31, 1996

                                                                                               Central
                                                                                                 Equity
                                                                                                  Trust
                                                                                              Worldwide
Trust property
 Securities at market value, (cost $14,390,892) (note 1)............................... $    16,167,899
 Accumulated dividends.................................................................          71,067
 Receivable for securities sold........................................................         743,208
 Organizational costs..................................................................          33,100
                                                                                        $    17,015,274
                                                                                        ===============
Liabilities and interest to Unitholders
 Cash overdraft........................................................................ $       717,419
 Interest to Unitholders...............................................................      16,297,855
                                                                                        $    17,015,274
                                                                                        ===============
Analyses of Net Assets
Interest of Unitholders (764,000 Units of fractional undivided interest outstanding)
 Cost to original investors of 764,000 Units (note 1).................................. $    16,316,000
 Less initial underwriting commission (note 3).........................................         791,919
                                                                                        ---------------
                                                                                             15,524,081
 Less redemption of 0 Units............................................................              --
                                                                                        ---------------
                                                                                             15,524,081
Undistributed net investment income
 Net investment income.................................................................       1,015,328
 Less distributions to Unitholders.....................................................       1,024,227
                                                                                        ---------------
                                                                                                (8,899)
 Realized gain (loss) on Security sale or redemption...................................         147,640
 Unrealized appreciation (depreciation) of Securities (note 2).........................       1,777,007
 Distributions to Unitholders of Security sale or redemption proceeds..................     (1,141,974)
 Net asset value to Unitholders........................................................ $    16,297,855
                                                                                        ===============
Net asset value per Unit (764,000 Units outstanding)................................... $         21.33
                                                                                        ===============

The accompanying notes are an integral part of these statements.

CENTRAL EQUITY TRUST, WORLDWIDE SERIES 2
Statements of Operations
Period from July 25, 1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996

                                                                             1995          1996
                                                                      ----------- -------------
Investment income
 Dividend income..................................................... $   141,095 $     920,772
Expenses.............................................................
 Trustee fees and expenses...........................................       2,161        19,632
 Evaluator fees......................................................         442         3,591
 Supervisory fees....................................................          --         2,556
 Organizational fees.................................................       8,700         9,457
                                                                      ----------- -------------
 Total expenses......................................................      11,303        35,236
                                                                      ----------- -------------
 Net investment income...............................................     129,792       885,536
Realized gain (loss) from Securities sale or redemption
 Proceeds............................................................          --     1,280,829
 Cost................................................................          --     1,133,189
                                                                      ----------- -------------
 Realized gain (loss)................................................          --       147,640
Net change in unrealized appreciation (depreciation) of Securities...     772,396     1,004,611
                                                                      ----------- -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..... $   902,188 $   2,037,787
                                                                      =========== =============

Statements of Changes in Net Assets
Period from July 25, 1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996

                                                                                                               1995            1996
                                                                                                     -------------- ---------------
Increase (decrease) in net assets
Operations:
 Net investment income.............................................................................. $      129,792 $       885,536
 Realized gain (loss) on Securities sale or redemption..............................................             --         147,640
 Net change in unrealized appreciation (depreciation) of Securities.................................        772,396       1,004,611
                                                                                                     -------------- ---------------
 Net increase (decrease) in net assets resulting from operations....................................        902,188       2,037,787
Distributions to Unitholders from:
 Net investment income..............................................................................      (102,270)       (921,957)
 Securities sale or redemption proceeds.............................................................             --     (1,141,974)
Redemption of Units                                                                                              --              --
                                                                                                     -------------- ---------------
 Total increase (decrease)..........................................................................        799,918        (26,144)
Net asset value to Unitholders
 Beginning of period................................................................................      1,912,844      11,779,048
 Additional Securities purchased....................................................................      9,066,286       4,544,951
                                                                                                     -------------- ---------------
 End of period (including undistributed (overdistributed) net investment income of $27,522 and
$(8,899), respectively)............................................................................. $   11,779,048 $    16,297,855
                                                                                                     ============== ===============

The accompanying notes are an integral part of these statements.

CENTRAL EQUITY TRUST, WORLD WIDE SERIES 2
PORTFOLIO as of December 31,
1996

                                                                                                    Valuation of
                                                                                                   Securities at
                Number                                                                              December 31,
Portfolio           of                                                           Market Value               1996
Number           Shares Name of Issuer                                               Per Share          (Note 1)
----------------------- ---------------------------------------------------- ----------------- ------------------
1                28,174 American Water Works Company, Incorporated           $          20.625 $          581,089
-----------------------------------------------------------------------------------------------------------------
2                10,420 Ameritech Corporation                                           60.625            631,712
-----------------------------------------------------------------------------------------------------------------
3                 4,125 ASEA AB                                                        111.750            460,969
-----------------------------------------------------------------------------------------------------------------
4                22,277 Atmos Energy Corporation                                        23.875            531,863
-----------------------------------------------------------------------------------------------------------------
5                17,632 Cable & Wireless PLC                                            24.625            434,188
-----------------------------------------------------------------------------------------------------------------
6                28,757 China Light & Power Limited                                      4.330            124,518
-----------------------------------------------------------------------------------------------------------------
7                26,041 Citizens Utilities Company                                      11.125            289,706
-----------------------------------------------------------------------------------------------------------------
8                22,706 DPL, Incorporated                                               24.500            556,297
-----------------------------------------------------------------------------------------------------------------
9                 9,931 Empresa Nacional de Electricidad "ENDESA"                       70.000            695,170
-----------------------------------------------------------------------------------------------------------------
10               16,411 Energen Corporation                                             30.250            496,433
-----------------------------------------------------------------------------------------------------------------
11                6,494 Enron Corporation                                               43.125            280,054
-----------------------------------------------------------------------------------------------------------------
12               13,262 FPL Group Incorporated                                          46.000            610,052
-----------------------------------------------------------------------------------------------------------------
13              107,387 Hong Kong Electric Holdings Limited                              3.220            345,786
-----------------------------------------------------------------------------------------------------------------
14               26,694 Hyder Plc                                                       12.703            339,102
-----------------------------------------------------------------------------------------------------------------
15               28,832 Hyder Plc Preferred                                              1.759             50,719
-----------------------------------------------------------------------------------------------------------------
16               11,460 KN Energy, Incorporated                                         39.250            449,805
-----------------------------------------------------------------------------------------------------------------
17               18,702 KU Energy Corporation                                           30.000            561,060
-----------------------------------------------------------------------------------------------------------------
18               24,295 MCN Corporation                                                 28.875            701,518
-----------------------------------------------------------------------------------------------------------------
19               23,363 Mobile Gas Service Corporation                                  28.250            660,005
-----------------------------------------------------------------------------------------------------------------
20                6,374 National Grid                                                   33.375            212,732
-----------------------------------------------------------------------------------------------------------------
21               12,834 National Power PLC                                              33.875            434,752
-----------------------------------------------------------------------------------------------------------------
22               24,967 Piedmont Natural Gas Company, Incorporated                      23.375            583,604
-----------------------------------------------------------------------------------------------------------------
23                9,167 PowerGen PLC                                                    39.500            362,096
-----------------------------------------------------------------------------------------------------------------
24                3,513 Royal Dutch Petroleum Company                                  170.750            599,845
-----------------------------------------------------------------------------------------------------------------
25               10,467 SBC Communications, Incorporated                                51.750            541,667
-----------------------------------------------------------------------------------------------------------------
26               19,833 Southern Company                                                22.625            448,722
-----------------------------------------------------------------------------------------------------------------
27               42,968 Southern Electric PLC                                           13.500            580,068
-----------------------------------------------------------------------------------------------------------------
28               16,808 SIGCORP, Incorporated                                           34.625            581,977
-----------------------------------------------------------------------------------------------------------------
29                5,027 Telefonica de Argentina                                         25.875            130,074
-----------------------------------------------------------------------------------------------------------------
30               14,041 Union Electric Company                                          38.500            540,578
-----------------------------------------------------------------------------------------------------------------
31               39,728 United Dominion Realty Trust                                    15.500            615,784
-----------------------------------------------------------------------------------------------------------------
32               11,842 US West, Incorporated                                           32.250            381,904
-----------------------------------------------------------------------------------------------------------------
33               11,842 U.S. West Media Group                                           18.500            219,077
-----------------------------------------------------------------------------------------------------------------
34               15,280 Weingarten Realty Investors                                     40.625            620,750
-----------------------------------------------------------------------------------------------------------------
35               16,655 Western Resources, Incorporated                                 30.875            514,223
-----------------------------------------------------------------------------------------------------------------
                708,309                                                                        $       16,167,899
             ==========                                                                         =================

The accompanying notes are an integral part of these statements.

CENTRAL EQUITY TRUST, WORLD WIDE SERIES 2
Notes to Financial Statements
December 31, 1995 and 1996

--------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - Securities listed on a national securities exchange are valued at the last closing sales price or if no such price exists, or if the Equity Securities are not listed, at the closing bid price thereof. The aggregate value of Securities of foreign issuers represents the U.S. dollar value on the basis of the bid side value of the related currency exchange rates at the Evaluation Time.

Security Cost - The original cost to the Trust of the Securities was based, for Securities listed on a national securities exchange or relevent stock
exchange, on the closing sale prices on the exchange.   The cost was
determined on the day of the various Dates of Deposit and in the case of foreign traded securities included brokerage commissions.

Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value as described in Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

Federal Income Taxes - The Trust has elected and intends to qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code (the "Code" ).
If the Trust so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard of its net capital gain, i.e. the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders.

Distributions to Unitholders of the Trust's taxable income will be taxable as ordinary or capital gain income to Unitholders.

Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

Organizational Costs - The Trust will bear all or a portion of its organizational costs, which will be deferred and amortized over five years.


NOTE 2 - PORTFOLIO

Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at December 31, 1996 is as follows:

                                  Central
                                   Equity
                                    Trust
                                Worldwide
                            -------------
Unrealized Appreciation     $   1,873,952
Unrealized Depreciation          (96,945)
                            -------------
                            $   1,777,007
                            =============

NOTE 3 - OTHER

Marketability - Although it is not obligated to do so, the Underwriter intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Underwriter may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

Cost to Investors - The cost to original investors was based on the underlying value of the Securities per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Securities. The secondary market cost to investors is based on the determination of the underlying value of the Securities per Unit on the date of an investor's purchase plus a sales charge of 4.9% of the public offering price which is 5.152% of the underlying value of the Securities. Effective on each July 28, commencing July 28, 1996, the secondary sales charge will decrease by .5 of 1% to a minimum sales charge of 1.9%.

NOTE 3 - OTHER (continued)

Compensation of Evaluator and Supervisor - the Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.005 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to all applicable Trusts). The Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer
Price Index.

Central Equity Trust

Prospectus Part Two

WORLDWIDE SERIES 2

UTILITY & TELECOMMUNICATIONS

PORTFOLIO

The Fund. Central Equity Trust, Worldwide Series 2, Utility & Telecommunications Portfolio (the "Central Equity Trust" or "
Trust" ) is a unit investment trust which comprises Van Kampen American Capital Equity Opportunity Trust, Series 15 (the "Fund" ). The Central
Equity Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of equity securities issued primarily by domestic and foreign electric, gas, water and telecommunications companies, certain of which are in American Depositary Receipt form ("ADRs" ). The Trust also contains equity securities issued by real estate investment trusts ("REITs" ). Unless terminated earlier, the Trust will terminate on July 1, 2002 and any Securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

Objective of the Trust. The objective of the Central Equity Trust is to provide investors with a simple and convenient way to receive current and increasing income and the potential for capital appreciation through a diversified portfolio primarily consisting of utility and telecommunications securities issued by both domestic and selected foreign companies (certain of which may be in ADR form) (the "Equity Securities" or "
Securities" ). See "Portfolio" in Part One. There is, of course, no guarantee that the objective of the Trust will be achieved.

Public Offering Price. The secondary market Public Offering Price of the Trust includes the aggregate underlying value of the Securities in the Trust, the applicable sales charge as described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust.The minimum purchase is 75 Units. See "Public Offering."

Additional Deposits. The Sponsor may from time to time deposit additional Securities in the Trust, provided it maintains, as nearly as is practicable, the original proportionate relationship of the Equity Securities in the Trust's portfolio. See "The Trust."

Dividend and Capital Distributions. Distributions of dividends received, and capital, if any, received by the Trust will be paid in cash on the applicable Distribution Date to Unitholders of record on the record date as set forth in the "Summary of Essential Financial Information" in Part One. Any distribution of income and/or capital will be net of the expenses of the Trust. See "Federal Taxation." Additionally, upon termination of the
Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unitholder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unitholders--Distributions of Income and Capital."

Secondary Market for Units. Although not obligated to do so, Edward Jones ("EJ" or the "Underwriter" ) intends to maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the aggregate underlying value of Equity Securities in the Trust (generally determined by the closing sale or bid prices) plus or minus cash, if any, in the Capital and Income Accounts of the Trust. If a secondary market is not maintained, a Unitholder may redeem Units through redemption at prices based upon the aggregate underlying value of the Equity Securities in the Trust (generally determined by the closing sale or bid prices) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "Rights of Unitholders--Redemption of Units."

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

Both Parts of this Prospectus should be retained for future reference.

This Prospectus is dated as of the date of the Prospectus Part One accompanying this Prospectus Part Two.

Edward Jones

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Termination. Commencing on the Mandatory Termination Date Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust shall be given by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee. Unitholders will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Trust Administration--Amendment or Termination."

Reinvestment Option. Unitholders whose accounts are with the Underwriter and who own 75 or more Units will be provided the opportunity by the Underwriter to automatically reinvest their distributions into Units at the aggregate underlying value of the Equity Securities in the Trust, if Units are available at the time of reinvestment. See "Rights of Unitholders--Reinvestment
Option."

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the financial condition of the issuers or the general condition of domestic or international stock markets, governmental, political, economic and fiscal policies of foreign countries, small market capitalization and volatility of certain foreign markets, volatile interest rates, economic recession, currency exchange fluctuations, foreign tax withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Equity Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Units of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not generally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal. See "Risk Factors."

THE TRUST

Van Kampen American Capital Equity Opportunity Trust, Series 15 is comprised of one unit investment trust, Central Equity Trust, Worldwide Series 2, Utility & Telecommunications Portfolio. The Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the " Trust Agreement" ), dated as of Initial Date of Deposit, among Van Kampen American Capital Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of an affiliate of the Sponsor, as Evaluator, Edward Jones, as Supervisor, and The Bank of New York, as Trustee.

On the Initial Date of Deposit, the Sponsor deposited with the Trustee the Securities including delivery statements relating to contracts for the purchase of certain such Securities and an irrevocable letter of credit issued by a financial institution in the amount required for such purchases. Thereafter, the Trustee, in exchange for such Securities (and contracts) so deposited, delivered to the Sponsor documentation evidencing the ownership of Units of the Central Equity Trust. Unless otherwise terminated as provided in the Trust Agreement, the Trust will terminate on the Mandatory Termination Date, and Securities then held will within a reasonable time thereafter be liquidated or distributed by the Trustee.

Additional Units of the Trust may be issued at any time by depositing in the Trust additional Securities or contracts to purchase securities together with irrevocable letters of credit or cash. As additional Units are issued by the Trust as a result of the deposit of additional Securities by the Sponsor, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. The Sponsor may continue to make additional deposits of Securities into the Trust, provided that such additional deposits will be in amounts which will maintain, as nearly as practicable, the original proportionate relationship of the Securities in the Trust's portfolio based on the number of shares of each of the Securities. Any deposit by the Sponsor of additional Securities will duplicate, as nearly as is practicable, this original proportionate relationship and not the actual proportionate relationship on the subsequent date of deposit, since the actual proportionate relationship may be different than the original proportionate relationship. Any such difference may be due to the sale, redemption or liquidation of any of the Securities deposited in the Trust on the Initial, or any subsequent, Date of Deposit.

Each Unit of the Trust initially offered represents an undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor or the Underwriter, or until the termination of the Trust Agreement.

OBJECTIVES AND SECURITIES SELECTION

The objectives of the Central Equity Trust are to provide the potential for capital appreciation and increasing dividend income through a diversified portfolio, not less than 65% of the total assets of which at the Initial Date of Deposit consisted of utility and telecommunications Securities issued by both foreign and domestic issuers. In addition, the Trust will also contain equity securities issued by real estate investment trusts ("REITs" ).
The portfolio is described under "Trust Portfolio" herein and "
Portfolio" in Part One. An investor will be subjected to taxation on the dividend income received from the Trust and on gains from the sale or liquidation of Securities (see "Federal Taxation" ). Investors should be aware that there is not any guarantee that the objectives of the Trust will be achieved because they are subject to the continuing ability of the respective Security issuers to continue to declare and pay dividends and because the market value of the Securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. In addition to the risks generally associated with the ownership of common stock, there are additional risks associated with ownership of foreign securities and ADRs, including among others, exchange rate fluctuations, volatile interest rates and foreign economic conditions. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Equity Securities will pay dividends on outstanding common shares. Any distributions of income will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions.

In selecting particular Equity Securities for the Trust, Edward Jones considered a number of factors including the extent to which international utilities will benefit from increasing consumer demand in less developed countries, historical growth rates and rates of return on capital, financial condition and resources, management skills, competition, geographic and industrial diversification and, with respect to electric, gas and water utilities, certain industry factors such as regulatory environment and energy sources. The Underwriter also considered the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk.

In selecting the Equity Securities the Underwriter also considered the ability of the Equity Securities to outpace inflation. While inflation in the United States is currently relatively low, the United States and other countries have historically experienced periods of double-digit inflation. While the prices of equity securities will fluctuate over time, equity securities have outperformed the rate of inflation and other less risky investments, such as United States government bonds and United States Treasury bills. From 1972 through 1994, domestic utility stocks delivered an average annual growth rate of 12.48% and from 1980 through 1994 the average annual dividends per share of domestic utility stocks grew at an average annual rate of approximately 4.23% (both as measured by the Standard & Poor's Utilities Index). Past performance is, however, no guarantee of future results.

The following chart shows the average annual compounded rate of return of selected asset classes from 1972 through 1994 compared to the rate of inflation over the same period. Of course, this chart represents past performance of these investment categories and there is no guarantee of future results, either of these categories or of the Trust. The Trust also has sales charges and expenses which are not reflected in the chart.

U.S. Utility Stocks (Standard & Poor's Utilities Index)       12.48%
Long-term U.S. Government bonds                                8.69%
U.S. Treasury bills (short-term)                               7.30%
Inflation (Consumer Price Index)                               5.89%

As of May 25, 1995, the Standard & Poor's Utilities Index consisted of 48 United States utility stocks: 25 electric company stocks, 14 natural gas company stocks and 9 telephone company stocks. An investment in the Trust should be made with an understanding that a significant number of the equities in the portfolio are not included in the Standard & Poor's Utilities Index. Furthermore, while the Standard & Poor's Utilities Index includes only United States issuers, the Trust portfolio also includes a significant number of foreign issuers. Units are not designed to correlate with this or any other index, nor are their prices expected to correlate with this or any other index.

Investors should note that the above criteria were applied to the Equity Securities selected for inclusion in the Trust as of the Initial Date of Deposit. Subsequent to the Initial Date of Deposit, the Securities may no longer meet such criteria. Should an Equity Security no longer meet such criteria, such Equity Security will not, simply as a result of such fact, be removed from the portfolio of the Trust.

Investors should be aware that the Trust is not a "managed" fund and as a result the adverse financial condition of a company will not result in its elimination from the portfolio except under extraordinary circumstances (see "Trust Administration--Portfolio Administration" ). In addition, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the Securities were selected by Edward Jones as of the date the Securities were purchased by the Trust. The Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trust.

TRUST PORTFOLIO

The Central Equity Trust consists of several different issues of Equity Securities, most of which are issued by companies diversified within the utility and telecommunications industries including common stocks of foreign issuers, certain of which are ADRs. The Trust also includes equity securities issued by REITs. All of the Equity Securities are listed on a national securities exchange, the NASDAQ National Market System or are traded in the over-the-counter market.

The Trust consists of (a) the Securities listed under "Portfolio" in Part One as may continue to be held from time to time in the Trust, (b) any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities. However, should any contract for the purchase of any of the Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in the Trust to cover such purchase are reinvested in substitute Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unitholders on the next distribution date.

Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will in most cases be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the portfolio is not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. See "Trust Administration--Portfolio Administration." Equity Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

The Underwriter in its general securities business acts as agent or principal in connection with the purchase and sale of equity securities, including the Equity Securities in the Trust, and may act as a market maker in certain of the Equity Securities. The Underwriter also from time to time may issue reports on and make recommendations relating to equity securities, which may include the Equity Securities. From time to time, the Underwriter may act as investment banker or an employee or an affiliate may be a director of a company whose shares are included among the Equity Securities; nonpublic information concerning such a company would not be disclosed to the Underwriter or for the benefit of the Trust under such circumstances.

The Trust contains 35 issues of Securities. On the business day prior to the Initial Date of Deposit 16.9% of the aggregate market value of the Securities were issued by entities located in the United Kingdom. Such concentration may involve more risk than if such Securities were issued by issuers located in several jurisdictions. On the business day prior to the Initial Date of Deposit, the aggregate market value of the Securities in the Trust was $1,912,844.

On the Initial Date of Deposit the diversification of Securities by type and location of issuer was as follows:

                                    Combination
                                    Gas &
                 Gas     Electric   Electric      Water   Telecommunications   Other   TOTAL
United States       16%        14%           13%      3%                 13%      9%     68%
Argentina                                                                 1               1
Canada               3                                                                    3
China                           1                                                 1       1
Hong Kong                       2                                                 1       3
Netherlands                                                                       3       3
Spain                           3                                                         3
Sweden                                                                            2       2
United Kingdom                 12                     2                   2               6
                 ----------------------------------------------------------------------------
Total Foreign        3%        18%            0%      2%                  3%      6%     32%
                 ----------------------------------------------------------------------------
T O T A L           19%        32%           13%      5%                 16%     15%    100%
                 ============================================================================

RISK FACTORS

The Trust will invest in Securities of domestic and foreign companies in the electric, gas, water, telecommunications and in Securities of REITs. In view of this, an investment in the Trust should be made with an understanding of the risks inherent in those industries.

Utilities Industries. The Trust may invest in both domestic and foreign electric, gas, water and/or telephone company common stock. In the United States such companies are considered public utilities and are generally subject to extensive regulation of certain portions of their business by state utility commissions which, for example, establish and approve the rates that may be charged for their services and determine the appropriate rate of return on an approved asset base. Certain public utilities have difficulty from time to time persuading regulators to grant the rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments. There are substantial differences between the regulatory policies and practices of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will in the future grant rate increases or that any such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate rate relief. Similar regulations and considerations and the risk inherent with them may exist with respect to foreign companies in these industries. However, the Sponsor cannot say to what extent and/or what countries and jurisdictions such regulations may exist.

Domestic and foreign issuers of public utility securities may face other problems, including difficulty in financing large construction programs and raising capital during inflationary periods, rising costs of fuels and the transportation of fossil fuels, uncertainty of transmission service costs, changes in tax laws which may adversely affect a utility's ability to operate in a profitable manner, difficulty in estimating future demand for electricity, gas, water and telephone in certain regions, restrictions on operations and increased costs and delays attributable to environmental regulations and the effects of energy conservation. There may also be risks associated with a particular type of public utility.

In the United States, governmental authorities may from time to time review existing requirements and impose additional requirements governing the licensing, construction and operation of power plants by electric utilities. On the other hand, electric companies in general have been favorably affected by the full or near completion of major construction programs, and many utility companies have generated cash flows in excess of current operating expenses and some construction expenditures, permitting some degree of diversification into unregulated businesses. The Energy Policy Act of 1992 (the "Energy Act" ) provides for, among other things, the promotion of competition in the electric utility industry. The Energy Act reforms the Public Utility Holding Company Act of 1935 by lifting restrictions on independent producers of electric power who build and operate generating plants in order to produce power for sale to utilities at competitive rates. Further, the Energy Act provides that transmission lines will now be made available to any producer, utility or independent entity who is willing to pay for the transmission of power. This access makes the utility companies' traditional customer base more uncertain and could have a significant effect on the accuracy of, and the ability to make, the long-term demand projections that are necessary to determine the need for new construction of plants and for other capital expenditures.

Gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other. Recent deregulatory efforts by the Federal Energy Regulatory Commission ("FERC" ) have resulted in a number of important changes in the sale, transportation and delivery of natural gas. FERC Orders have caused pipeline companies to become merely carriers, as opposed to sellers, of natural gas, which in turn has allowed local distribution companies ("LDCs" ) to negotiate purchases directly with producers. These changes however, have resulted in significant transition costs and increased competition. For example, LDCs now face the risk of losing major customers who can fill their requirements through direct negotiation with producers if the LDCs fail to provide competitive pricing. Finally, although there has been deregulation by FERC, state regulators retain the power to scrutinize LDC performance and rate setting. Certain LDCs may have difficulty adjusting to the deregulated environment or minimizing the transition costs in connection therewith and could therefore risk rejection of rate increases to make up for those costs.

Water companies are subject to federal and state environmental laws and regulation of water quality. Pending federal and state environmental rules and regulations may require increased expenditures by the public water utilities and may increase substantially operating costs and capital requirements for those companies.

Because certain aspects of telephone company operations are being deregulated, telephone companies face increasing competitive pressures that require the commitment of substantial capital, technological and marketing resources.

Foreign utilities may face similar concerns and their securities may, therefore, be subject to similar risks.

Each of the problems referred to above could adversely affect the ability and the inclination of these public utilities to declare or to pay dividends or to pay interest and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. In the United States, the electric, gas, water and telephone utilities which are issuers of the Securities have been experiencing or may experience one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movement of price levels of utility common stocks. Causes of these disparities and discrepancies include changes in the overall demand for or supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

Furthermore, in the United States the Public Utility Holding Company Act of 1935 (the "1935 Act" ) regulates, among other things, certain acquisitions of voting securities of electric utility companies and gas utility companies by anyone who is an "affiliate" of a public utility company (a person or organized group of persons that directly or indirectly owns, controls or holds with power to vote 5% or more of the outstanding voting securities of a public utility company). In addition, the 1935 Act requires a "holding company" (among other categories, a company which directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of a public utility company or a " holding company" ) to register as such with the Securities and Exchange Commission and be otherwise subject to certain restrictions on the acquisition of securities and other interest in public utility companies. In order to avoid becoming an "affiliate" , the Trust has adopted an investment restriction that it will not purchase securities of a public electric or gas company if by reason thereof the Trust would hold 5% or more of the outstanding voting securities of the issuer. Nevertheless, if the Trust were considered to be a member of an organized group of persons, the 1935 Act might limit the Trust's acquisitions of the voting securities of public utility companies by reason of the control by the group of 5% or more of the voting securities of a public utility company. The Sponsor believes that even if the Trust is appropriately included in a group, it is unlikely that the holdings of such group will aggregate to as much as 5% of the voting securities of any public electric or gas utility company.

To the extent the risks and concerns discussed concerning public utilities reflect United States regulatory matters specifically, similar types of concerns may exist with respect to foreign public utilities.

The issuers of utility securities have undertaken in the past and may undertake in the future various types of reorganization, such as spin-offs, split-offs, mergers, creation of holding companies and asset sales, in order to, among other things, avoid or minimize the effects of regulatory activities. Depending on the circumstances, the Sponsor may direct the Trustee to either hold or sell the Securities that are distributed or otherwise the subject of such an event. (See "Trust Administration--Portfolio Administration" herein). In which case the Trust may contain Securities of issuers not subject to the types of regulatory risks described above, but subject instead to more general market risks.

Telecommunications Industries. In addition to the stock of companies in the utilities industries described above, the Sponsor may deposit securities of telecommunications companies in the Trust.

Telecommunications is defined as the science and technology of communicating by electronic means. Companies in the telecommunications industry provide products or services to facilitate the transmission of voice, data and video communications electronically, such as global telephone service, wireless communications services and equipment including cellular telephone, microwave and satellite communications, paging and other emerging wireless technologies, electric components and communications equipment, video conferencing, electronic mail, local and wide area networking, and linkage of data and word processing systems, publishing and information systems, videotext and teletext, emerging technologies combining television, telephone and computer systems and broadcasting over all media. Such entities include traditional telephone companies, long-distance providers, cellular/wireless telecommunication companies, cable television providers, telecommunications equipment manufacturers and satellite communications companies. To some degree, the deregulation of traditional telephone utilities and the growth of other telecommunications technologies and companies is blurring the distinction between these two types of companies.

Two key differences between telecommunications companies, as defined above, and utilities in the electric, gas, water and traditional telephone industries are the regulatory environment and competition. In the United States, for example, local telephone service is currently regulated at the state level on a return-on-equity basis, much like the electric, gas and water utilities. However, other companies included in the telecommunications industry are not regulated in the same manner or are not regulated at all. So far as the competitive environment is concerned utilities have traditionally enjoyed monopoly positions in their distinct service areas. To a certain degree, however, telecommunications companies have broken into areas that had been controlled by telephone company monopolies, such as providing long distance service. Additionally, because the telecommunications companies do business in unregulated areas, they are also subjected to greater competition and the risks that come with the competition, such as pressures on pricing and operating margins.

Real Estate Investment Trusts. REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are general fully integrated operating companies that have interests in income-producing real estate. REITs are differentiated by the types of real estate properties held and the actual geographic location of properties and fall into two major categories: equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests, while mortgage REITs concentrate on real estate financing, holding their assets primarily in mortgages secured by real estate. As of the Initial Date of Deposit, the Trust contains two issues of equity REITs. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities on the public or institutional capital markets or by bank borrowings. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs, i.e. those with large amounts of borrowings outstanding, by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and health care facilities.

Foreign Issuers. Since certain of the Equity Securities in the Trust may consist of securities of foreign issuers, an investment in the Trust involves some investment risks that are different in some respects from an investment in a trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of Equity Securities included in the Trust, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance.

The securities of certain of the foreign issuers in the Trust are in ADR form. ADRs evidence American Depositary Receipts which represent common stock deposited with a custodian in a depositary. American Depositary Shares, and receipts therefor (ADRs), are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the term ADR generally includes American Depositary Shares. ADRs may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the ADR holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues an ADR generally charges a fee, based on the price of the ADR, upon issuance and cancellation of the ADR. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into United States dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the ADR than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from applications of the tax laws of one nation to nationals of another and from certain practices in the ADR market may also exist with respect to certain ADRs. In varying degrees, any or all of these factors may affect the value of the ADR compared with the value of the underlying shares in the local market. In addition, the rights of holders of ADRs may be different than those of holders of the underlying shares, and the market for ADRs may be less liquid than that for the underlying shares. ADRs are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

For those Equity Securities that are ADRs, currency fluctuations will affect the United States dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Equity Securities. The foreign issuers of securities that are ADRs may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in ADR form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

On the basis of the best information available to the Sponsor at the present time, none of the Equity Securities are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of dividends due on, or proceeds from the sale of, the Equity Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

Exchange Rate. Certain of the Securities may be principally traded in foreign currencies and as such involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currency. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty, which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to " baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The Evaluator will estimate current exchange rates based on activity in the relevant currency exchange market. However, since these markets may be volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars a Trust would receive had the Trustee sold any particular currency in a market. The foreign exchange transactions of a Trust will be concluded by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

The following table sets forth the high and low United States dollar exchange rates for the past seven years for the currencies in which foreign Securities in the Trust Portfolio are denominated. Fluctuations in or stability of rates during the period shown are not necessarily indicative of fluctuations in or stability of exchange rates over the term of the Trust.

Annual
Period    CANADIAN DOLLAR   HONG KONG DOLLAR   BRITISH POUND
---------------------------------------------------------------
              HIGH      LOW     HIGH      LOW     HIGH      LOW
         ------------------------------------------------------
1988        1.2990   1.1858   7.9115   7.7690   1.9050   1.6630
1989        1.2102   1.1570   7.8165   7.7750   1.8243   1.5120
1990        1.2068   1.1316   7.8170   7.7400   1.9830   1.5960
1991        1.1645   1.1203   7.8025   7.7155   2.0045   1.6025
1992        1.2887   1.1420   7.7770   7.6966   2.0063   1.4990
1993        1.3446   1.2425   7.7655   7.7215   1.5875   1.4180
1994        1.4065   1.3109   7.7501   7.7225   1.6382   1.4620
         ------------------------------------------------------

General. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities may be expected to fluctuate over the life of the Fund to values higher or lower than those prevailing on the Initial Date of Deposit.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

The principal trading market for certain of the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions, and the value of the Trust, will be adversely affected if trading markets for the Equity Securities are limited or absent.

Unitholders will be unable to dispose of any of the Equity Securities in the portfolio, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote such stocks in accordance with the instructions of the Sponsor.

FEDERAL TAXATION

The Trust has elected and intends to qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code" ). If the
Trust so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders. In addition, to the extent the Trust timely distributes to Unitholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Because the Trust intends to timely distribute its taxable income (including any net capital gain), it is anticipated that the Trust will not be subject to federal income tax or the excise tax. Although all or a portion of the Trust's taxable income (including any net capital gain) for the taxable year may be distributed to Unitholders shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by Unitholders during the calendar year just ended.

Distributions to Unitholders of the Trust's taxable income (other than its net capital gain) will be taxable as ordinary income to Unitholders. To the extent that distributions to a Unitholder in any year exceed the Trust's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the Unitholder's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below.

Distributions of the Trust's net capital gain which are properly designated as capital gain dividends by the Trust will be taxable to Unitholders as long-term capital gain, regardless of the length of time the Units have been held by a Unitholder. A Unitholder may recognize a taxable gain or loss if the Unitholder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will generally be a capital gain or loss, except in the case of a dealer or a financial institution. For taxpayers other than corporations, net capital gains are presently subject to a maximum stated marginal tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. A capital loss is long-term if the asset is held for more than one year and short-term if held for one year or less. If a Unitholder holds Units for six months or less and subsequently sells such Units at a loss, the loss will be treated as a long-term capital loss to the extent that any long- term capital gain distribution is made with respect to such Units during the six-month period or less that the Unitholder owns the Units.

The Revenue Reconciliation Act of 1993 (the "Act" ) raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Distributions which are taxable as ordinary income to Unitholders will constitute dividends for federal income tax purposes. When Units are held by corporate Unitholders, Trust distributions may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction, to the extent the distribution is attributable to dividends received by the Trust from United States corporations (other than Real Estate Investment Trusts) and is designated by the Trust as being eligible for such deduction. To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. The Trust will provide each Unitholder with information annually concerning what part of the Trust distributions are eligible for the dividends received deduction.

The Trust may elect to pass through to the Unitholders the foreign income and similar taxes paid by the Trust in order to enable such Unitholders to take a credit (or deduction) for foreign income taxes paid by the Trust. If such an election is made, Unitholders of the Trust, because they are deemed to own a pro rata portion of the ADRs held by the Trust, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the Trust and also their portion of the amount which the Trust deems to be the Unitholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Trust from its foreign investments. Unitholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unitholders should consult their tax advisers regarding this election and its consequences to them.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Trust so long as the Units are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the Units are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other noncorporate) Unitholders in excess of the distributions received from the Trust.

Distributions reinvested into additional Units of the Trust will be taxed to a Unitholder in the manner described above (i.e., as ordinary income, long-term capital gain or as a return of capital).

Under certain circumstances a Unitholder may be able to request an In Kind Distribution upon the redemption of Units or the termination of the Trust. See "Rights of Unitholders--Redemption of Units." Unitholders electing an In Kind Distribution of shares of Equity Securities should be aware that the exchange is subject to taxation and Unitholders will recognize gain or loss based on the value of the Equity Securities received.

The federal tax status of each year's distributions will be reported to Unitholders and to the Internal Revenue Service. The foregoing discussion relates only to the federal income tax status of the Trust and to the tax treatment of distributions by the Trust to United States Unitholders. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers. Units in the Trust and Trust distributions may also be subject to state and local taxation and Unitholders should consult their own tax advisers in this regard. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding.

A Unitholder who is a foreign investor (i.e. an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Trust which constitute dividends for Federal income tax purposes (other than dividends which the Trust designates as capital gains dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Trust that are designated by the Trust as capital gain dividends should not be subject to United States income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his or her status. Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.

TRUST OPERATING EXPENSES

Compensation of Sponsor, Evaluator and Underwriter. The Sponsor will not receive any fees in connection with its activities relating to the Trust. The Evaluator shall receive that evaluation fee, payable in any month incurred, set forth under "Summary of Essential Financial Information" in Part
One (which is based on the number of Units outstanding on January 1 of each year for which such compensation relates) for regularly evaluating the Trust portfolio. The Underwriter will receive an annual supervisory fee, payable in monthly installments, which is not to exceed the amount set forth under " Summary of Essential Financial Information" in Part One (which is based on the number of Units outstanding on January 1 of each year for which such compensation relates) for providing portfolio supervisory services for the Trust. Such fee may exceed the actual cost of providing such supervision services for this Trust, but at no time will the total amount paid to the Underwriter for providing portfolio supervision services to unit investment trusts for which Edward Jones is the principal underwriter in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price
Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the Underwriter will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Equity Securities as described under "Public Offering--Sponsor and Underwriter Compensation."

Trustee's Fee. For its services the Trustee will receive the annual per Unit fee from the Trust set forth under "Summary of Essential Financial Information" in Part One (which amount is based on the number of Units outstanding on January 1 of each year for which such compensation relates). The Trustee's fees are payable in monthly installments on or before the tenth day of each month from the Income Account to the extent funds are available and then from the Capital Account. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price
Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "
Trust Administration."

Miscellaneous Expenses. Expenses incurred in establishing the Trust, including the cost of the initial preparation of documents relating to the Trust (including the Prospectus, Trust Agreement and closing documents), federal and state registration fees, the initial fees and expenses of the Trustee, legal and accounting expenses, payment of closing fees and any other out-of-pocket expenses, will be paid by the Trust and amortized over a five year period. The following additional charges are or may be incurred by the Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part and (g) expenditures incurred in contacting Unitholders upon termination of the Trust.

The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the Trust's portfolio. Since the Equity Securities are all common stocks, and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Equity Securities to pay such amounts. These sales may result in capital gains or losses to Unitholders. See "Federal Taxation."

PUBLIC OFFERING

General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the aggregate underlying value of the Securities in the Trust, an applicable sales charge (initially 4.9% of the Public Offering Price which will be reduced by .5 of 1% on each July 28 commencing July 28, 1996, to a minimum sales charge of 1.9%), and cash, if any, in the Income and Capital Accounts held or owned by the Trust. Such underlying value is based on the aggregate value of Securities of foreign issuers computed on the basis of the bid side value of the related currency exchange rate expressed in U.S. dollars as of the Evaluation Time for secondary market transactions. Such underlying value shall include the proportionate share of any undistributed cash held in the Capital and Income Accounts.

The Underwriter intends to permit certain of its partners, officers and employees and those of its affiliated companies and certain relatives of such persons to purchase Units of the Trust at the current Public Offering Price less a $10.00 per 100 Units reduction in the applicable sales charge. Registered representatives of selling brokers, dealers, or agents may purchase Units of the Trust at the current Public Offering Price less the dealer's concession for secondary market transactions.

In addition, Unitholders whose accounts are with the Underwriter and who own 75 or more Units will be provided the opportunity by the Underwriter to automatically reinvest their distributions into Units at the Public Offering Price, if Units are available at the time of reinvestment as described herein. See "Rights of Unitholders--Reinvestment Option," below.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One in accordance with fluctuations in the prices of the underlying Securities in the Trust. The Public Offering Price per Unit is based on the aggregate value of Securities of foreign issuers computed on the basis of the bid side value of the related currency exchange rate expressed in U.S. dollars during the secondary market.

As indicated above, the price of the Units was established by adding to the determination of the aggregate underlying value of the Securities an amount initially equal to 5.152% of such value and dividing the sum so obtained by the number of Units outstanding. Such underlying value shall include the proportionate share of any cash held in the Capital Account. This computation produced a gross underwriting profit initially equal to 4.9% of the Public Offering Price. Such price determination as of the close of business on the day before the Initial Date of Deposit was made on the basis of an evaluation of the Securities in the Trust prepared by Interactive Data Corporation a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. After the close of business on the day before the Initial Date of Deposit, the Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the Evaluation Time on days the New York Stock Exchange is open and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee, Sponsor or Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. Effective on each July 28, commencing July 28, 1996, such sales charge will be reduced by .5 of 1% to a minimum sales charge of 1.9%.

The aggregate underlying value of the Equity Securities is determined on each business day by the Evaluator in the following manner: if the Equity Securities are listed on a national securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the closing bid price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If closing bid prices are unavailable, the evaluation is generally determined (a) on the basis of closing bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or
(c) by any combination of the above. The value of Securities of foreign issuers is based on the aggregate value of such Securities computed on the basis of the bid side value of the related currency exchange rate expressed in U.S. dollars.

In offering the Units to the public, neither the Underwriter nor any broker-dealers are recommending any of the individual Securities in the Trust but rather the entire pool of Securities, taken as a whole, which are represented by the Units.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.

To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 75 Units. Lower minimum purchase amounts may be available for certain qualified retirement plans. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Sponsor and Underwriter Compensation. The Underwriter will receive a gross sales commission initially equal to 4.9% of the Public Offering Price of the Units (initially equivalent to 5.152% of the net amount invested), less any reduced sales charge (as described under "General" above). Any discount provided to investors will be borne by the selling Underwriter, dealer or agent as indicated under "General" above.

In addition, the Sponsor has realized a profit or sustained a loss, as the case may be, as a result of the difference between the price paid for the Securities by the Sponsor and the cost of such Securities to the Trust on the Initial Date of Deposit as well as on subsequent deposits. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities in the Trust portfolio. The Underwriter may have further realized additional profit or loss as a result of the possible fluctuations in the market value of the Securities in the Trust after a date of deposit, since all proceeds received from purchasers of Units (excluding dealer concessions and agency commissions allowed, if any) will be retained by the Underwriter.

A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Underwriter prior to the date of settlement for the purchase of Units may be used in the Underwriter's business and may be deemed to be a benefit to the Underwriter, subject to the limitations of the Securities Exchange Act of 1934.

As stated under "Public Market" below, the Underwriter intends to maintain a secondary market for Units of the Trust. In so maintaining a market, the Underwriter will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge). In addition, the Underwriter will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Public Market. Although it is not obligated to do so, the Underwriter intends to maintain a market for the Units offered hereby and offer continuously to purchase Units at prices, subject to change at any time, based upon the aggregate underlying value of the Equity Securities in the Trust. The aggregate underlying value of Securities of foreign issuers is computed on the basis of the bid side value of the related currency exchange rate expressed in U.S. dollars. If the supply of Units exceeds demand or if some other business reason warrants it, the Underwriter may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units."
 A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

Tax-Sheltered Retirement Plans. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans.

RIGHTS OF UNITHOLDERS

General. A certificate representing 100% of the fractional undivided interest in and ownership of the Units will be registered in the name or to the order of the Underwriter on the books of the depository, The Depository Trust Company ("DTC" or the "Depository" ). Accordingly, the
Underwriter or its designee will be the holder of record of the Units.

The Units will be issued in book-entry form only and the Unitholders will not be entitled to receive physical certificates representing their Units. A Unitholder's ownership of Units will be recorded on or through the records of the Underwriter or any other brokerage firm that maintains such Unitholder's account for such purpose. In turn, the brokerage firm's record ownership of such Units will be recorded on the records of the Depository (or of a DTC participating firm that acts as agent for the brokerage firm if a Unitholder's brokerage firm is not a DTC participant). Therefore, a Unitholder must rely upon the foregoing procedures to evidence such Unitholder's beneficial ownership of a Unit. Beneficial ownership of a Unit may only be transferred by compliance with the procedures of such brokerage firms and DTC participants. Neither the Trustee nor the Sponsor will have any responsibility or liability for any aspect of the records relating to or payments made by such brokerage firms or DTC participants on account of beneficial ownership interests in the Units or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or whose representatives) own DTC. In accordance with its normal procedures, DTC is expected to record separately the positions held by each DTC participant in the Units, whether held for its own account or as a nominee for another person. The Underwriter is a DTC participant.

Each distribution from the Income Account and payment upon redemption of a Unit will be paid to the Depository for the benefit of the record holder of the Units as shown on the books of the Depository. The Depository will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with the Depository's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Units that it represents and to each brokerage firm for which it acts as agent. Each such brokerage firm will be responsible for disbursing funds to the beneficial owners of the Units that it represents.

If the foregoing book-entry procedures are terminated for any reason, definitive Certificates will be issued in appropriate amounts as requested by the DTC participants holding the Units.

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Units are transferable by presentation of transfer instructions to the Trustee accompanied by such documents executed by the Unitholder or his authorized attorney and such Unitholder's brokerage firm as the Trustee deems necessary to establish the authority of the person making such transfer. In certain instances, the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each Unit transferred and to pay any governmental charge that may be imposed in connection with each such transfer.

Distributions of Income and Capital. Any dividends received by the Trust with respect to the Equity Securities therein are credited by the Trustee to the Income Account. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account of the Trust. In the case of Securities of foreign issuers, dividends to be credited to such accounts are first converted into U.S. dollars at the applicable exchange rate for the related currency.

The Trustee will distribute any net income received with respect to any of the Securities in the Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Dates. See "Summary of Essential Financial Information" in Part One. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Capital Account Distribution Date to Unitholders of record on the preceding Capital Account Record Date. Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to such Capital Account. Proceeds received on the sale of any Equity Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will, however, be distributed on the Income Distribution Date to holders of record on the corresponding Income Distribution Record Date if the amount available for distribution equals at least $1.00 per 100 Units. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

The distribution to Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of each Unitholder's pro rata share of the cash in the Income Account after deducting estimated expenses. Because dividends are not received by the Trust at a constant rate throughout the year, such distributions to Unitholders are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

As of the tenth day of each month, the Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses" ). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

Reinvestment Option. The Underwriter offers to those Unitholders who own 75 or more Units in an account with the Underwriter the ability to elect to have each distribution of income and capital gains on such Units automatically reinvested in additional Units of the Trust at the aggregate underlying value of the Equity Securities (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides). To participate in the reinvestment plan, a Unitholder must file a written notice of election with his or her broker at least ten days prior to the Record Date for which the first distribution is to apply. A Unitholder's election to participate in the reinvestment plan will apply to all Units of the Trust owned by such Unitholder and such election will remain in effect until changed by the Unitholder or until such plan is terminated by the Underwriter. The Underwriter may suspend or terminate the reinvestment option at any time without notice.

Under the reinvestment plan, distributions will be used to purchase Units already held in inventory by the Underwriter or to purchase Units created for such purpose by the deposit of additional Securities. If the reinvestment option has been suspended or terminated, which may occur if Units are unavailable for such purpose, distributions which would otherwise have been reinvested shall be distributed to the Unitholder on the applicable Distribution Date.

Purchases of Units made pursuant to the reinvestment plan will be made at the aggregate underlying value of the Equity Securities as of the Evaluation Time on the related Income or Capital Distribution Dates. (See "Public
Offering" herein). Under the reinvestment plan, the Underwriter receives the Unitholder's distribution and purchases for such Unitholder's full and fractional Units of the Trust. The Unitholder will receive confirmation of such purchases in the next regular brokerage statement following such investment.

A participating Unitholder may, at any time prior to five days preceding the next succeeding Distribution Date, by so notifying the Underwriter in writing, elect to terminate his or her reinvestment plan and receive future distributions in cash on applicable Distribution Dates. There will be no charge or other penalty for such termination.

Reports Provided. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Sponsor deems it to be in the best interest of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Income Account: income received, deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payment of applicable taxes, fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts.

In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Redemption of Units. Requests for redemption of a Unit at the option of a Unitholder must first be presented to the Unitholder's brokerage firm. Such brokerage firm (if such firm is a DTC participant and, if not, through the DTC participant acting on behalf of such firm) will present such redemption request to DTC and DTC, in turn, will present such request to the Trustee for processing in accordance with the applicable redemption provisions of the Trust Agreement. The Trustee may require a Unitholder and such Unitholder's brokerage firm to submit additional information or certifications to the Trustee to evidence compliance with the applicable redemption provisions of the Trust Agreement. Units will be deemed to be "tendered" to the Trustee when the Trustee is in physical possession of transfer instructions and such other documentation as may be required by the Trustee to effect the redemption of the Units. Compliance with the foregoing procedures may result in delays in the processing of redemption requests by Unitholders. No redemption fee will be charged. On the third business day following such tender the Unitholder will receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units (converted into U.S. dollars as of the Evaluation Time in the case of foreign Securities). The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions. The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the Supervisor for this purpose. Units so redeemed shall be cancelled.

To the extent that Securities are liquidated or sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts. On the date hereof the Public Offering Price per Unit (which includes the sales charge) exceeded the values at which Units could have been redeemed by the amounts shown under "Summary of Essential
Financial Information" in Part One. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Equity Securities trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses of the Trust. The Evaluator may determine the value of the Equity Securities in the Trust in the following manner: if the Equity Securities are listed on a national securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange, the evaluation shall generally be based on the closing bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If closing bid prices are unavailable, the evaluation is generally determined (a) on the basis of closing bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above. The value of Securities of foreign issuers in the secondary market is based on the aggregate value of such Securities computed on the basis of the bid side value of the related currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

TRUST ADMINISTRATION

Underwriter Purchases of Units. The Trustee shall notify the Underwriter of any tender of Units for redemption. If the Underwriter's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the next succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Underwriter may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Underwriter will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Underwriter which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The portfolio of the Trust is not "managed" by the Sponsor, Supervisor, Underwriter or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. While the Trust will not be managed, the Trust Agreement does provide that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security (1) upon default in payment of dividends, after declared, when either are due and payable, (2) if any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of dividends on any such Securities, or if there exists any legal question or impediment affecting such Securities or the payment of dividends on any such Securities, or if there exists any legal question or impediment affecting such Securities or the payment of dividends on the same,
(3) if there has occurred any breach of covenant or warranty in any document relating to an issuer which would adversely affect either immediately or contingently the payment of dividends on such Securities, or the general credit standing of an issuer or otherwise impair the sound investment character of such Securities, (4) if there has been a default in the payment of interest or dividends, or the principal or interest or premium, if any, on any other outstanding obligations of an issuer (which, for purposes of this clause, shall mean either or both the issuer of the security underlying an ADR and the depositary for such ADR), (5) if the price of any such Securities has declined to such an extent or other such market or credit factors exist that in the opinion of the Sponsor as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the Trust and to the interests of the Unitholders, (6) if all of the Securities will be sold pursuant to termination of the Trust as provided in the Trust Agreement, (7) if such sale is required due to Units tendered for redemption, (8) upon the occurrence of a change in the business of an issuer (which, for purposes of this clause, shall mean either or both the issuer of the security underlying an ADR and the depositary for such ADR) that would have caused the Sponsor not to include the securities of such issuer in the portfolio had such circumstances existed prior to the formation of the Trust or (9) to prevent the Trust from becoming subject to the provisions of the Public Utility Holding Company Act of 1935 and the rules and regulations promulgated thereunder.

In addition, the Sponsor will instruct the Trustee to dispose of certain Securities and to take such further action as may be needed from time to time to ensure that the Trust continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under Section 851 of the Internal Revenue Code. Pursuant to the Trust Agreement, the Sponsor is not authorized to direct the reinvestment of the proceeds of the sale of Securities in replacement securities except in the event the sale is the direct result of serious adverse credit factors affecting the issuer of the Security which, in the opinion of the Sponsor, would make the retention of such Security detrimental to the Trust. If such factors exist, the Sponsor is authorized, but is not obligated, to direct the reinvestment of the proceeds of the sale of such Securities in any other securities which meet the criteria necessary for inclusion in the Trust on the Initial Date of Deposit (including other Securities already deposited in the Trust). Pursuant to the Trust Agreement and with limited exceptions, the Trustee may sell any securities or other properties acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Supervisor). Therefore, except as stated under "Trust Portfolio" for failed securities and as provided in this paragraph, the acquisition by the Trust of any securities other than the Securities is prohibited. Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Equity Securities), unless held for reinvestment as herein provided, are credited to the Capital Account for distribution to Unitholders or to meet redemptions.

As indicated under "Rights of Unitholders--Redemption of Units" above, the Trustee may also sell Securities designated by the Supervisor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses.

The Supervisor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for the Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

Amendment or Termination. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided, however, that the Trust Agreement may not be amended to increase the number of Units (except as provided in the Trust Agreement). The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

The Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Central Equity Trust Units then outstanding or by the Trustee when the value of the Equity Securities owned by the Trust, as shown by any evaluation, is less than that amount set forth under "Minimum Termination Value" in the "Summary of Essential Financial Information" in Part
One. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One.

Commencing on the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sales of the Equity Securities. The Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Equity Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

Within 60 days of the final distribution Unitholders will be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.

Limitations on Liabilities. The Sponsor, the Evaluator, the Supervisor, the Underwriter and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own wilful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor, Supervisor, Underwriter and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Underwriter. EJ is the Underwriter for the Units. EJ is a Missouri limited partnership formed on May 23, 1969. EJ's principal office is located at 12555 Manchester Road, St. Louis, Missouri, 63131. EJ is a member of the New York Stock Exchange, as well as other securities exchanges and the National Association of Securities Dealers, Inc. EJ is engaged in the securities brokerage business as well as underwriting and distributing new issues and acting as a dealer in unlisted securities and municipal bonds. EJ purchases the Units on the date they are issued by the Trust and is entitled to the benefits thereof, as well as subjected to the risks inherent therein.

Units may also be sold by the Underwriter to dealers who are members of the National Association of Securities Dealers, Inc. Such dealers, if any, may be allowed a concession or agency commission by the Underwriter. However, resales of Units by such dealers to the public will be made at the Public Offering Price described in the Prospectus. The Underwriter reserves the right to reject, in whole or in part, any order for the purchase of Units and the Underwriter reserves the right to change the amount of the concession to dealers from time to time.

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser (MSAM" ), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio. The Trustee may engage custodians to act as its agents to effectuate certain of its responsibilities with respect to foreign Securities, including the holding and disposition of Securities in foreign markets and effecting currency exchanges.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the number of Units of the Trust held by, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided" ).
The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Kroll & Tract LLP has acted as counsel for the Trustee.

Independent Certified Public Accountants. The statement of condition and the related securities portfolio included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

TABLE OF CONTENTS

Title                                 Page
The Trust                             2
Objectives and Securities Selection   2
Trust Portfolio                       3
Risk Factors                          4
Federal Taxation                      8
Trust Operating Expenses              9
Public Offering                       9
Rights of Unitholders                 11
Trust Administration                  13
Other Matters                         15

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

PROSPECTUS PART TWO

Central Equity Trust

WORLDWIDE SERIES 2

UTILITY & TELECOMMUNICATIONS PORTFOLIO

Van Kampen American Capital Equity Opportunity Trust, Series 15

Note: This Prospectus May Be Used Only When Accompanied by Part One. Both Parts of this Prospectus should be retained for future reference.

Dated as of the date of the Prospectus Part One accompanying this Prospectus Part Two.

Edward Jones

12555 Manchester Road
St. Louis, Missouri 63131



                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants

                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Equity Opportunity Trust, Series 15, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of April, 1997.

                         Van Kampen American Capital Equity Opportunity
                            Trust, Series 15
                            (Registrant)

                         By Van Kampen American Capital Distributors,
                            Inc.
                            (Depositor)


                         By: Sandra A. Waterworth
                             Vice President

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 24, 1997 by the following persons who constitute a majority of the Board of Directors of Van Kampen American Capital Distributors, Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief            )
                        Executive Officer           )

William R. Molinari   President and Chief Operating )
                        Officer                     )

Ronald A. Nyberg      Executive Vice President and  )
                        General Counsel             )

William R. Rybak      Senior Vice President and     )
                        Chief Financial Officer     )

Sandra A. Waterworth                                ) (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (File No. 33-65744) and with the Registration Statement on Form S-6 of Insured Municipals Income Trust, 170th Insured Multi-Series (File No. 33-55891) and the same are hereby incorporated herein by this reference.